UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 12, 2017

Digital Turbine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Guadalupe Street Suite # 302, Austin TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 12, 2017, Digital Turbine, Inc. (“Digital Turbine,” “we” or the “Company”) entered a First Supplemental Indenture to the September 28, 2016 Indenture related to its 8.75% Convertible Senior Notes due 2020. No consent of note holders was required because the First Supplemental Indenture made changes solely to conform the Indenture to the Trust Indenture Act.

The foregoing summary of the First Supplemental Indenture is subject to, and qualified in its entirety by, the full text of the First Supplemental Indenture, which has been filed as an exhibit to the Company’s Registration Statement on Form S-1 related to the Indenture.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of January 12, 2017*.

 *Filed as Exhibit 4.4 to the Company’s Registration Statement on Form S-1, Amendment Number 3, filed on January 23, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 23, 2017

Digital Turbine, Inc.

By:	/s/ William Stone
William Stone
Chief Executive Officer